Exhibit A-47

Office of the Secretary of the State of Connecticut

I, the Connecticut Secretary of the State, and keeper of the seal thereof, DO HEREBY CERTIFY, that the certificate of incorporation of

THE OLD WINE EMPORIUM OF WESTPORT, INC.

a domestic STOCK corporation, was filed in this office on October 06, 1969, a certificate of dissolution has not been filed, the corporation has filed all annual reports, and so far as indicated by the records of this office such corporation is in existence.

Secretary of the State

Date Issued: July 28, 2009

Business ID: 0042312	Express	Certificate Number: 2009177076001

Note: To verify this certificate, visit the web site http://www.concord.sots.ct.gov

CERTIFICATE OF INCORPORATION

OF

SHOPWELL LIQUORS, INC.

The undersigned, for the purpose of forming a corporation under the provisions of the Stock Corporation Act of the State of Connecticut, does hereby certify that:

FIRST: The name of the corporation is SHOPWELL LIQUORS, INC.

SECOND: The nature of the business to be transacted, or the purposes to be promoted or carried out by the corporation, which shall be in addition to the authority of the corporation to engage in any lawful act or activity for which corporations may be formed under the Stock Corporation Act, are as follows:

To the extent permitted corporations organized under the Stock Corporation Act and pursuant to municipal, State and Federal permits, licenses, restrictions and regulations, to sell at wholesale and retail and generally to distribute any and all kinds of alcoholic, distilled, fermented or non-fermented beverages, including, but not limited to, liquors, whiskies, wines, cordials, brandies, spirits, gins, bear, ale, porter and other malt products.

To acquire by purchase, devise, exchange, concession, easement, contract, lease or otherwise, to hold, own, use, control, manage, improve, maintain and develop, to mortgage, pledge, grant, sell, convey, exchange, assign, divide, lease, sublease, or otherwise encumber and dispose of, and to deal and trade in, real estats improved or unimproved, lands, leaseholds, options, concessions, easements, tenements, hereditaments and interests in real, mixed, and personal property, of every kind and description wheresoever situsted, and any and all rights therein.

To apply for, register, obtain, purchase, lease, take licenses in respect of or otherwise acquire, and to hold, own, use, operate, develop, enjoy, turn to account, grant licenses and immunities in respect of, manufacture under and to introduce, sell, assign, mortgage, pledge or otherwise dispose of, and, in any mannar deal with and contract with reference to:

(a) inventions, devices, formulae, processes and any improvements and modifications thereof;

(b) letters patent, patent rights, patented processes, copyrights, designs, and similar rights, trade-marks, trade symbols and other indications of origin and ownership granted by or recognized under the laws of the United States of America or of any state or subdivision thereof, or of any foreign country or subdivision thereof, and all rights connected therewith or appertaining thereunto;

(c) franchises, licenses, grants and concessions.

To have and to exercise all powers granted by law and by the Connecticut Stock Corporation Act and all legal powers necessary or convenient to effect any or all of the purposes stated in this certificate of Incorporation or to transact the stated business of the corporation.

THIRD: The authorized number of shares of the corporation is One Hundred (100), all of which are designated as Common shares and are without nominal or par value.

2.

FOURTH: No holder of any of the shares of the corporation shall be entitled as of right to purchase or subscribe for any unissued shares of any class or any additional shares of any class to be issued by reason of any increase of the authorized shares of the corporation or bonds, certificates of indebtedness, debentures or other securities convertible into shares of the corporation or carrying any right to purchase shares of any class, but any such unissued shares or such additional authorized issue of any shares or of other securities convertible into shares, or carrying any right to purchase shares, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its discretion.

FIFTH: The minimum amount of stated capital with which the corporation shall commence business is One Thousand Dollars.

I, the undersigned, do hereby declare under the penalties of perjury that the statements contained in the foregoing document are true and do hereby sign this document at New York, New York, on October 1, 1969.

/s/ WILLIAM J. COHEN
WILLIAM J. COHEN, Incorporator

3.

775

Card
List
Proof

FILED State of Connecticut
OCT 6 - 1969 - 3 23 PM
Ella T. Grasso Secretary of the State

Recd 2 copies sent to — 10-20-69

Prentice Hall
Corp System — 70.00
(their ck)

Richard Steele — 2.00
(our ck) — 72.00

$80

VOL 771 776

APPOINTMENT OF STATUTORY AGENT FOR SERVICE

DOMESTIC CORPORATION

60-6 REV. 6-66

For office use only
ACCOUNT NO. 538389
INITIALS mef

TO: The Secretary of the State of Connecticut

NAME OF CORPORATION

SHOPWELL LIQUORS, INC.

APPOINTMENT

NAME OF NATURAL PERSON WHO IS RESIDENT OF CONNECTICUT	BUSINESS ADDRESS
	RESIDENCE ADDRESS
NAME OF CONNECTICUT CORPORATION	ADDRESS OF PRINCIPAL OFFICE IN CONN. (If none, enter address of appointee's statutory agent for service)
NAME OF CORPORATION not Organized Under the Laws of Conn.*	ADDRESS OF PRINCIPAL OFFICE IN CONN. (If none, enter "Secretary of the State of Connecticut")
The Prentice Hall Corporation System, Inc.	Constitution Plaza, Hartford, Conn. 06103

*Which has procured a Certificate of Authority to transact business or conduct affairs in this state.

AUTHORIZATION

	NAME OF INCORPORATOR (Print or type)	SIGNED (Incorporator)	DATE
ORIGINAL APPOINTMENT (Must be signed by a majority of incorporators.)	WILLIAM J. COHEN	William J Cohen	October 1, 1969
	NAME OF INCORPORATOR (Print or type)	SIGNED (Incorporator)	
	NAME OF INCORPORATOR (Print or type)	SIGNED (Incorporator)	
SUBSEQUENT APPOINTMENT	NAME OF PRESIDENT, VICE PRESIDENT, OR SEC.	SIGNED (President, or Vice President, or Secretary)	DATE

ACCEPTANCE

	NAME OF STATUTORY AGENT FOR SERVICE (Print or Type)	SIGNED (Statutory Agent for service)
Accepted:	THE PRENTICE-HALL CORPORATION SYSTEM, INC.	By: [signature], Assistant Secretary

For office use only

FILED State of Connecticut

OCT 6 - 1969 - 3 35 PM

Ella T. Grasso
Secretary of State

FILING FEE $	CERTIFICATION FEE $	TOTAL FEES $
SIGNED (For Secretary of the State)		
CERTIFIED COPY SENT ON (Date)	INITIALS	
TO		
CARD	LIST	PROOF

DESIGNATION OF ADDRESS

To the Secretary of the State of Connecticut ,

Hartford

Connecticut

Pursuant to Section 33-300(b) of the Connecticut General Statutes, SHOPWELL LIQUORS, INC.

A corporation organized and existing under the laws of the State of Connecticut, and having its executive offices at 400 Walnut Avenue, New York, New York 10454 respectfully requests that all matter required or permitted by the Connecticut Stock Corporation Act to be mailed to it by the Secretary of the State be mailed to the following address, and to no other address of the corporation:

400 Walnut Avenue

New York, New York 10454

In WITNESS WHEREOF, said corporation has caused this certificate to be signed by its incorporator on this 1st day of October, 1969.

SHOPWELL LIQUORS, INC.

By	/s/ WILLIAM J. COHEN
WILLIAM J. COHEN, Incorporator

Note : This document has a $4.00 filing fee.

883

FILED State of Connecticut
OCT 7 - 1969 - 11 10 AM
Ella T. Grasso, Secretary of State

List
Card
Proof

Receipt Sent 10-21-69

Prentice-Hall Corp
one Constitution Plaza
Hartford, Conn. 06103
Attn: Richard T. Stone [illegible]

[illegible]

CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION BY ACTION OF 16.38	☐	INCORPORATORS	☐	BOARD OF DIRECTORS	☑	BOARD OF DIRECTORS AND SHAREHOLDERS (Stock Corporation	)	☐ BOARD OF DIRECTORS AND MEMBERS (Non Stock Corporation	)

STATE OF CONNECTICUT SECRETARY OF THE STATE	FOR OFFICE USE ONLY ACCOUNT NO.938389 INITIALS nd

1. NAME OF CORPORATION Shopwell Liquors, Inc.	DATE May 28, 1970

2. The Certificate of incorporation is ☒ A. AMENDED ONLY ☐ B. AMENDED AND RESTATED ☐ C. RESTATED ONLY by the following resolution

RESOLVED, that Article THIRD of the Certificate of Incorporation relating to the number of shares authorized, is hereby amended to read as follows:

“THIRD: The authorized number of shares of the Corporation is five hundred (500), all of which are designated as common shares and are without nominal or par value.”

3. (Omit if 2 A is checked)

(a) The above resolution merely restates and does not change the provisions of the original Certificate of incorporation as supplemented and amended to date, except as follows: (Indicate amendments made, if any. If none, so indicate)

(b) Other than as indicated in par. 3(o), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of Incorporation.

☐	4. The above resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, for if nonstock corporation, by all applicants for membership entitled to vote, if any

We (at least two-thirds of the incorporators) hereby declares, under the penalties of perjury, that the statements made in the foregoing certificate are true.

SIGNED	SIGNED	SIGNED

APPROVED

As subscribers or, if nonstock corporation all application for membership entitled to vote. If none, so indicate.

SIGNED	SIGNED	SIGNED

(Continued)

576

BY ACTION OF BOARD OF DIRECTORS

☐ 4. (Omit if 2C is checked.) **The above resolution was adopted by the board of directors acting alone,**

☐ **there being no shareholders or subscribers.**

☐ **the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution.**

☐ **the board of directors being so authorized pursuant to Section 33-341, Conn. G.S. as amended**

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)	NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
SIGNED (President or Vice President)	SIGNED (Secretary or Assistant Secretary)

BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS

5. Vote of shareholders:

(a) (Use if no shares are required to be voted as a class.)

NUMBER OF SHARES ENTITLED TO VOTE	TOTAL VOTING POWER	VOTE REQUIRED FOR ADOPTION	VOTE FAVORING ADOPTION
100	100	majority	100

(b) (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)	NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
Herbert B. Daitch	Robert Sidorsky
SIGNED (President or Vice President) [signature]	SIGNED (Secretary or Assistant Secretary) Robert Sidorsky

BY ACTION OF BOARD OF DIRECTORS AND MEMBERS

5. Vote of members:

(a) (Use if no members are required to vote as a class.)

NUMBER OF MEMBERS VOTING	TOTAL VOTING POWER	VOTE REQUIRED FOR ADOPTION	VOTE FAVORING ADOPTION

(b) (If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)	NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
SIGNED (President or Vice President)	SIGNED (Secretary or Assistant Secretary)

For office use only

FILED State of Connecticut

JUN 12 1970 -2 15 PM

Ella T. Grasso [signature]

[signature]

FILING FEE		CERTIFICATION FEE	TOTAL FEES
$ 20.	4.	$	$ 24.—

SIGNED (For Secretary of the State) P. Ollzman

CERTIFIED COPY SENT ON (Date) [illegible] INITIALS [illegible]

TO Richard F. Stiele, 1 Constitution Plaza, Hartford 06103

CARD	LIST	PROOF
[illegible]		CP [illegible]

61-35 (BACK)

CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION BY ACTION OF 61.38	☐	INCORPORATION	☐	BOARD OF DIRECTORS	☒	BOARD OF DIRECTORS AND SHAREHOLDERS (Stock Corporation	)	☐ BOARD OF DIRECTORS AND SHAREHOLDERS (Non Stock Corporation	)

STATE OF CONNECTICUT SECRETARY OF THE STATE	For office use only ACCOUNT NO. INITIALS

1. NAME OF CORPORATION SHOPWELL LIQUORS, INC.	DATE December 5, 1983

2. The Certificate of incorporation is ☒ A. AMENDED ONLY ☐ B. AMENDED AND RESTATED ☐ C. RESTATED ONLY by the following resolution

RESOLVED, that the appropriate officers, on behalf of the Corporation, be, and they hereby are, authorized and directed to execute and file the Certificate of the Corporation’s Certificate of Incorporation in the form annexed Amendment of hereto, effecting a change of the Corporation’s name to THE WINE EMPORIUM, INC., and to take such other action as may be necessary or appropriate to effectuate the terms of this resolution.

3. (Omit if 2 A is checked.)

(a)	The above resolution merely restates and does not change the provisions of the original Certificate of Incorporations as supplemented and amended to date, except as follows: (Indicate amendments made, if any, if none, so indicate)

(b)	Other than as indicated in Par. 3 (a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date and the provisions of this Certificate Restating the Certificate of Incorporation.

BY ACTION OF INCORPORATIONS

☐	4. The above resolution was adopted by vote of at least two-thirds of the incorporation before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (o.if nonstock corporation, by all applicants for membership entitled to vote, if any)

We (at least two-thirds of the incorporatorr hereby declare, under the penalties’ of false statement that the statements made in the foregoing certificate are true.

SIGNED	SIGNED	SIGNED

APPROVED

(All subscribers, or, if nonstock corporation, all application for membership entitled to vote, if none, so indicate)

SIGNED	SIGNED	SIGNED

(Over)

1025 0787

(Continued)

BY ACTION OF BOARD OF DIRECTORS

☐ 4. (Omit if 2C is checked.) The above resolution was adopted by the board of directors acting alone,

☐ there being no shareholders or subscribers.

☐ the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution.

☐ the board of directors being so authorized pursuant to Section 33-341, Conn. G.S. as amended

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)	NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
SIGNED (President or Vice President)	SIGNED (Secretary or Assistant Secretary)

BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS

X ☒ 4. The above resolution was adopted by the board of directors and by shareholders.

5. Vote of shareholders:

(a) (Use if no shares are required to be voted as a class.)

NUMBER OF SHARES ENTITLED TO VOTE	TOTAL VOTING POWER	VOTE REQUIRED FOR ADOPTION	VOTE FAVORING ADOPTION
100	100	51	100

(b) (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

NAME OF ~~PRESIDENT OR~~ VICE PRESIDENT (Print or Type)	NAME OF SECRETARY ~~OR ASSISTANT SECRETARY~~ (Print or Type)
X Stewart Sprivak V.P.	Laurence R Buxbaum
SIGNED ~~(President or~~ Vice President) Stuart Sphvak	SIGNED (Secretary ~~or Assistant Secretary~~) Laurence R Buxbaum, Secretary

BY ACTION OF BOARD OF DIRECTORS AND MEMBERS

5. Vote of members:

(a) (Use if no members are required to vote as a class.)

NUMBER OF MEMBERS VOTING	TOTAL VOTING POWER	VOTE REQUIRED FOR ADOPTION	VOTE FAVORING ADOPTION

(b) (If the members of any class are entitled to vote as a class indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)	NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
SIGNED (President or Vice President)	SIGNED (Secretary or Assistant Secretary)

For office use only

FILED
STATE OF CONNECTICUT
DEC - 9 1983
[signature]
SECRETARY OF THE STATE
By [signature] Time 1:35 P.M.

FILING FEE	CERTIFICATION FEE	TOTAL FEES
$ 30	$ 18	$ 48

SIGNED (For Secretary of the State) 2 cc done 12/15

RECEIPT TO 4 / CC

CERTIFIED COPY SENT ON (Date) (INITIALS)

TO

PRENTICE-HALL CORPORATION
~~SUITE 1800~~
ONE STATE STREET
HARTFORD, CT 06103

CARD Rec. 2 | LIST 2 CC sent 1-13-84

61-38 (BACK)

CERTIFICATE OF REINSTATEMENT OF A DISSOLVED CORPORATION STOCK CORPORATION	FILING #0001670341 PG 01 OF 10 VOL B-00098 FILED 12/06/1996 08:30 AM PAGE 00049 SECRETARY OF THE STATE CONNECTICUT SECRETARY OF THE STATE
61-308 NEW 11/92

STATE

SECRETARY OF THE STATE

30 Trinity Street, Hartford, CT 06106

Must be accompanied by items listed in C.G.S. §33-388(e), as amended.

1.	Name of Corporation (if former name is no longer available, name must be amended by simultaneously filing a certificate of amendment.):

The Wine Emporium, Inc.

2.	It has been resolved to reinstate the corporation by the following resolution:

Resolved:	The officers of the company shall undertake those actions necessary or appropriate to reinstate the company in the State of Connecticut.

3.	The manner of adopting the resolution was as follows: (Check ONE, A or B)

☒	A. By the board of directors and shareholders, pursuant to Conn. Gen. Stat. §§33-388(b) and 33-376(d)(5).

Vote Required for Adoption 51 Vote Favoring Adoption 100

☐	B. By the board of directors acting alone, pursuant to Conn. Gen Stat. §§33.388(b) and 33.376(d)(4)

The number of affirmative votes required to adopt such resolution is:

The number of director’s votes in favor of the resolution was:

We hereby declare, under the penalties of false statement. that the statements made in the foregoing certificate are true.

NAME OF PRESOENT VICE PRESIDENT (Print Type) Timothy J. Courtney	NAME OF SECRETARY ASSISTANT SECRETARY (Print Type) Robert Ulrich

SIGNED BY (President Vice President)	SIGNED BY (Security Assistant Secretary)

[ELLIGIBLE]	[ELLIGIBLE]

FOR OFFICE USE ONLY	Rec. CC GS Peter A. Berdon 132 Temple Street New Haven, CT 06510 [ELLIGIBLE]

STATE OF CONNECTICUT DEPARTMENT OF REVENUE SERVICES

September 24,1996

FILLINIG #0001670341 PG 02 OF 10 VOL B-00098

FILED 12/06/1996 08 .30 AM PAGE 00050

SECRETARY OF THE STATE

CONNECTICUT SECRETARY OF THE STATE

Berdon ,Young & Margolis ,PC

132 Temple Street

New Haven, CT 06510

Attn: Peter A. Berdon

RE: Wine Emporium, Inc .

CT Tax Reg . # 0707539-000

Dear Taxpayer:

We received your request for assistance in reintsatating your corporation. The Connecticut Office of The Secretary of State will require that you submit several items to then before your corporation can be reinstated. This letter will provide you with the necessary release from the Department of Revenue Services.

The records of the Department of Revenue Services show that Wine Emporum, Inc,.

☒	Has paid all taxes due and payable to the Commissioner of Revenue Services.

☐	Was not liable for any taxes payable to the Commissioner of Revenue Services.

☒	Has made satisfactory arrangement to remit taxes due and payable to the Commissioner of Revenue Services.

This statement or release will be valid to June 1, 1997.

A Certificate of Reinstatement must be secured on or before this date.

This release letter, a release letter from the Connecticut Department of Labor and your Application for reinstatement must be filed with the office of The Secretary of state. 30 Trinity Street .Hartford.connecticut 06115 (A filing fee is required ).The Department of Labor is located at 200 Folly Book Boulevard . Wethersfield. Connecticut 06109

If you have any question regarding out release letter, please call me.

Very truly yours.

/s/ Ellen M. Phskowski
Ellen M. Phskowski Tax Unit Manager Audit Divison Corporation tax office Telephone (8601 541-4041)

AC-835(Rev.5/95)

FILING #0001670341 PG 03 OF 10 VOI, 8-00098 FILED 12/06/1996 08.30 AM PAGE 00051 SECRETARY OF THE STATE CONNECTICUT SECRETARY OF THE STATE

UC-89

(Rev.9/92)

October 9, 1996

OFFICE OF THE SECRETARY OF THE STATE

CORPORATION DIVISION

30 TRINITY STREET

HARTFORD, CONNECTICUT 06106

RE: THE WINE EMPORIUM, INC.

IN ACCORDANCE WITH THE PROVISIONS OF THE GENERAL STATUTES OF THE STATE OF CINNECTICUT- REVISION OF 1958 AS AMENDED. YOU ARE HEREBY NOTIFIED THAT BY THE BEST AVAILABLE INFORMATION IT IS OUR BELIFE THE SUBJECT CORPORATION HAS MADE HAS MADE ACCEPTABLE PROVISIONS FOR FUTURE PAYMENT FOR CONTRIBUTIONS DUE TO THE DEPARTMNT OF LABOR

VERY TRULY YOURS.

ADMINISTRATOR UNEMPLOYMENT COMPENSTATION

SUPERVISOR, EMPLOYER STATUS

APPOINTMENT OF STATUTORY AGENT FOR SERVICE
DOMESTIC CORPORATION		FILING #0001670341 PG 04 OF 10 VOL B-00098
61-6 Rev. 6/93	Secre	FILED 12/06/1996 08:30 AM PAGE 00052
	30	SECRETARY OF THE STATE
	Hart	CONNECTICUT SECRETARY OF THE STATE

Complete All Blanks

Enter Name of Corporation here:

The Wine Emporium, Inc.

The above corporation appoints as its statutory agent for service, one of the following:

Name of Natural Person Who is Resident of Connecticut	Business Address	Zip Code
	132 Temple Street	06510
New Haven, CT
	Residence Address	Zip Code
2350 Montowese Street
Peter A. Berdon, Esq.	Brandford. CT	06405

Name of Connecticut Corporation	Address of Principal Office in Conn.	(If none, enter address of
Appointee’s statutory agent for service)

Name of Corporation	Address of Principle Office in Conn.
(Not organized under the Laws of Conn.*)	(If none. Enter “Secretary of the State of Conn.”)

* Which has procured a Certificate of Authority to translet business or conduct affairs in the state.

AUTHORIZATION

Original Appointment (Must be Signed by a majority of Incorporation	Name of Incorporator (Print or Type)	Signed (Incorporator)	Date
	Name of Incorporator (Print or Type)	Signed (Incorporator)
	Name of Incorporator (Print or Type)	Signed (Incorporator)

Subsequent Appointment	Name of President, Vice President, Secretary or Assistant Secretary	Date
	Robert Ulrich, Assistant Secretary	10/1/96
Signed (President or Vice President, Secretary Assistant Secretary) /s/ Robert Ulrich

Acceptance: Name of Statutory Agent for Service (Print or Type)	Signed (Statutory Agent for Service)

Peter A. Berdon, Esq.	/s/ Peter A. Berdon

For Official Use Only

Rec: CC	Peter A. Berdon, Esq.
132 Temple Street
New Haven, CT 06510

FILING #0001670341 PG 05 OF 10 VOL B-00098
FILED 12/06/1996 08:20 AM PAGE 00053
CONNECTICUT S	SECRETARY OF THE STATE
CONNECTICUT SECRETARY OF THE STATE

Re:

30 Trinity Street

Hartford, CT 06106 -

Report Due: OCTOBER, 1996.

1.	Name of Corp: WINE EMPORIUM, INC. THE

2.	Business ID: 0042312

3.	Report is due on/or before last business day of: OCTOBER, 1996.

4.	This corporation is DOMESTIC/STOCK. Fee is $75.00.

Corporate
Name:	WINE EMPORIUM, INC. THE

Mailing:	400 WALNUT AVE
Address:	NEW YORK, NY 10454

Changes:	United States Corp
30 High Street
Hartford, CT 06103

5. Current Connecticut Address:	Changes:

6. Foreign Office Address:
(Foreign Corps Only)

7. Executive Office Address:
(Foreign Corps Only)

FILING #0001670341 PG 06 OF 10 VOL B-00098
FILED 12/06/1996 08:30 AM PAGE 00054
-	SECRETARY OF THE STATE
CONNECTICUT SECRETARY OF THE STATE

Business ID: 0042312

8.	Attached hereto are all the officers and directors of the corporation with their business and residence addresses.

I HEREBY DECLARE UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING REPORT ARE TRUE.

9.	Date: 11 / 8 / 96

  Mo   Da   Yr

10. Print Signing Officer Name:	Robert Ulrich
Title:	Assistant Secretary
11. Officer Signature:	[ILLIGIBLE]

(Pres., V.P., Sec., Asst. Sec., Treas. only may sign the report)

FILING #0001670341 PG O7 OF 10 VOL B-00098
Report Al	FILED 12/06/1996 08:30 AM PAGE 00055
SECRETARY OF THE STATE
CONNECTICUT SECRETARY OF THE STATE

Business ID: 0042312

Domestic corporations must report a president and a secretary that are two different people. EACH CORPORATION MUST DESIGNATE DIRECTORS ON THE TITLES LINE.

1. Full Legal Name:	David Hoalt
Title (s):	President/Director
Residence Addr:	c/o 2 Paragon Drive
Montvale, NJ 07645

Business Addr:	The Wine Emporium
2 Paragon Drive
Montvale, NJ 07645

Changes:

2. Full Legal Name:	Eric Dorne
Title(s):	Vice President
Residence Addr:	7 Raymnd Circle
Westfield, MA 01085

Business Addr:	The Wine Emporium
2 Paragon Drive
Montvale, NJ 07645
Changes:

3. Full Legal Name :	William Moss
Title(s):	Treasurer
Residence Addr:	2 Oweno Place
Mahwah, NJ 07430

Business Addr:	The Wine Emporium
2 Paragon Drive
Montvale, NJ 07645
Changes:

4. Full Legal Name :	Timothy J, Courtney
Title (s):	Vice President/Secretary
Residence Addr:	77 Lilyan Street
Waldwick, NJ 07413

Business Addr:	The Wine Emporium
2 Paragon Drive
Montvale, NJ 07645

FILING #0001670341 PG 08 OF 10 VOL B-00098
Report A	FILED 12/06/1996 08:30 AM PAGE 00056
SECRETARY OF THE STATE
CONNECTICUT SECRETARY OF THE STATE

Business ID: 0042312

Domestic corporations must report a president and a secretary that are two different people. EACH CORPORATION MUST DESIGNATE DIRECTORS ON THE TITLES LINE.

5. Full Legal Name:	Robert G. Ulrich
Title(s):	Vice President/Assistant Secretary/Director
Residence Addr:	500 Weymouth Drive Wykoff, NJ 07481

Business Addr:	The Wine Emporium 2 Paragon Drive Montvale, NJ 07645

Changes:

6. Full Legal Name:	Fred Corrado
Title(s):	c/o 2 Paragon Drive
Residence Addr:	Montvale, NJ 07645

Business Addr:	The Wine Emporium 2 Paragon Drive Montvale, NJ 07645

Changes:

7. Full Legal Name:
Title(s):
Residence Addr:

Business Addr:

Changes:

8. Full Legal Name:
Title(s):
Residence Addr:

Business Addr:

CERTIFICATE AMENDING OF RESTATING CERTIFICATE OF INCORPORATION

61-38 Rev.9/90

Stock Corporation

FILING #0001670341 PG 09 OF 10 VOL B-00098

FILED 12/06/1996 08:30 AM PAGE 00057

SECRETARY OF THE STATE

CONNECTICUT SECRETARY OF THE STATE

STATE OF SECRETARY

30 TRINITY STREET

HARTFORD,CT 06106

Business I.D.# 0042312

1.	Name of Corporation (Please enter name within lines)

The Wine Emporium, Inc.

2	The Certificate of incorporation is (Check one)

☒	A. Amended only, pursuant to Conn.Gen. Start. §33-360.

☐	B. Amended only, to cancel authorized shares (state number of shares to be cancelled, the class the series, if any. and the par value, P.A.90-107).

☐	C. Restated only, pursuant to Conn. Gen. Stat. §33-362(a)

☐	D. Amended and restated, pursuant to conn, Gen. Stat. §33-362(c)

☐	E. Restarted and superseded pursuant to Conn, Gen. Stat. §33-362(d)

Set forth here the resolution of amendment and/or restatement Use an 8 1/2 x11 attached sheet if more space is needed. Conn. Gen. Stat.§1-9.

Resolved : The Corporation’s name shall be changed from the Wine Emporium Inc, The Old Wine Emporium of Westport, Inc.,

(if 2A or 2B is checked go to 5 & 6 to complete this certificate it 2C or 2D is checked. complete 3A or 3B if 2E is. Complete 4)

3	(check one)

☐	A This certificate purports merely to restate but not to change the provision of the or original Certificate of incorporation as supplement and amended to date and there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date and the provisions of this Reshated Certificate of incorporation (If 3 A is checked go to 5 & 6 to complete this certificate).

☒	B This Restated Certificate of Incorporation shall give effect in the amendment(s) (if 3B is cheked.checked 4.if true. and go to 5 & 6 to complete this Certificate)

4	(Check if true )

☒	This restated Certificate of incorporation was adopted by the gretest vote which wold have been quired to amend any provision of the Certificate of incorporation as an effect below such vote and super sedes such Certificate of Incorporation.

5.	The manner of adopting the resolution was as follows: (Check one A, or B, or C)

☒	A. By the board of directors and shareholders, pursuant to Conn. Gen. Stat. §33 – 360. Vote of Shareholders: (Check (i) or (ii), and check (iii) if applicable)

(i) ☒ No shares are required to be voted as a class; the shareholder’s vote was as follows:

Vote Required for Adoption -51- Vote Favoring Adoption -100-

(ii)

☐        There are shares of more than one class entitled to vote as a class. The designation of each class required for adoption of the resolution and the vote of each class in favor of adoption were as follows:

(Use an 8 1/2 × 11 attached sheet if more space is needed. Conn. Gan. Stat. § 1 – 9.)

(iii) ☐ Check here if the corporation [Cut off by FILED stamp] Stat. §33 – 311a(a).

☐	B.	By the board of directors acting alone, [Cut off by FILED stamp]

The number of affirmative votes required to adopt such resolution is:

The number of directors’ votes in favor of the resolution was:

We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

(Pant of Type)	signature	(Print of Type)	signature
Name of Pres / V. Pres. Timothy J. Courtney	/s/	Name of Sec Assent Sec. Robert Ulrich	/s/

☐

C.      The corporation does not have any shareholders. The resolution was adopted by vote of at least two-thirds of the incorporations before the organization meeting of the corporation, and approved in writing by all subscribers to shares of the corporation. If there are no subscabers, state NONE below.

We (at east two-thirds of the incorporators) hereby declare under the penalties of false statement that the statements made in the foregoing certificate are true.

Signed Incorporator	Signed Incorporator	Signed Incorporator

Signed subscriber	Signed subscriber	Signed subscriber

    (Use an 8 1/2 × 11 attached sheet if more space is needed Conn. Gen. Stat. § 1-9)

6.	Dated at Montvale, NJ this 1st day of October 1996

Rec. CC GS (Type of Print)
Peter A Berdon, Esq.
132 Temple Street
New Haven, CT 06510
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